EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Non-interest revenues
Discount revenue	$4,519	$4,697	$4,516	$4,824	$4,643	(3)
Net card fees	748	725	747	715	699	7
Other fees and commissions	713	677	694	702	680	5
Other	409	515	483	545	486	(16)
Total non-interest revenues	6,389	6,614	6,440	6,786	6,508	(2)
Interest income
Interest on loans	1,860	1,759	1,690	1,818	1,938	(4)
Interest and dividends on investment securities	23	27	34	34	36	(36)
Deposits with banks and other	60	35	40	33	31	94
Total interest income	1,943	1,821	1,764	1,885	2,005	(3)
Interest expense
Deposits	149	148	150	150	150	(1)
Long-term debt and other	294	265	280	286	275	7
Total interest expense	443	413	430	436	425	4
Net interest income	1,500	1,408	1,334	1,449	1,580	(5)
Total revenues net of interest expense	7,889	8,022	7,774	8,235	8,088	(2)
Provisions for losses
Charge card	213	200	174	153	169	26
Card Member loans	337	404	319	285	227	48
Other	23	21	11	25	38	(39)
Total provisions for losses	573	625	504	463	434	32
Total revenues net of interest expense after provisions for losses	7,316	7,397	7,270	7,772	7,654	(4)

Expenses
Marketing and promotion	700	1,205	930	788	727	(4)
Card Member rewards	1,807	1,758	1,566	1,766	1,703	6
Card Member services and other	321	292	278	281	282	14
Salaries and employee benefits	1,264	1,207	1,263	1,451	1,338	(6)
Professional services	512	721	630	628	604	(15)
Occupancy and equipment	475	506	429	438	465	2
Other, net	420	547	439	(596)	351	20
Total expenses	5,499	6,236	5,535	4,756	5,470	1
Pretax income	1,817	1,161	1,735	3,016	2,184	(17)
Income tax provision	580	336	593	1,001	758	(23)
Net income	$1,237	$825	$1,142	$2,015	$1,426	(13)
Net income attributable to common shareholders (A)	$1,206	$800	$1,112	$1,979	$1,394	(13)
Effective tax rate	31.9%	28.9%	34.2%	33.2%	34.7%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.34	$0.88	$1.21	$2.11	$1.45	(8)
Average common shares outstanding	899	910	920	938	961	(6)
Diluted
Net income attributable to common shareholders	$1.34	$0.88	$1.20	$2.10	$1.45	(8)
Average common shares outstanding	903	913	923	941	963	(6)
Cash dividends declared per common share	$0.32	$0.32	$0.32	$0.29	$0.29	10

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)
	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Assets
Cash & cash equivalents	$29	$25	$27	$34	$25	16
Card Member loans and receivables held for sale	-	-	-	-	12	#
Card Member receivables, less reserves	47	47	45	45	44	7
Card Member Loans, less reserves	62	64	60	59	56	11
Investment securities	4	3	4	4	4	-
Other (B)	19	20	17	18	18	6
Total assets	$161	$159	$153	$160	$159	1

Liabilities and Shareholders' Equity
Customer deposits	$54	$53	$54	$54	$56	(4)
Short-term borrowings	4	6	3	2	3	33
Long-term debt	52	47	45	51	47	11
Other (B)	30	32	30	32	32	(6)
Total liabilities	140	138	132	139	138	1

Shareholders' Equity	21	21	21	21	21	-
Total liabilities and shareholders' equity	$161	$159	$153	$160	$159	1

Return on average equity (C)	25.1%	26.0%	26.1%	26.4%	23.6%
Return on average common equity (C)	26.5%	27.5%	27.6%	27.9%	24.8%
Book value per common share (dollars)	$21.62	$20.93	$21.20	$20.67	$20.13	7

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Shares Outstanding (in millions)
Beginning of period	904	917	925	951	969
Repurchase of common shares	(11)	(15)	(8)	(27)	(20)
Net impact of employee benefit plans and others	2	2	-	1	2
End of period	895	904	917	925	951

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	12.7%	12.3%	13.6%	13.5%	12.6%
Tier 1	13.9%	13.5%	14.9%	14.7%	13.8%
Total	15.6%	15.2%	16.6%	16.4%	15.3%

Common Equity Tier 1	$16.3	$16.1	$16.8	$16.5	$16.5
Tier 1 Capital	$17.8	$17.7	$18.4	$18.0	$18.0
Tier 2 Capital	$2.2	$2.2	$2.1	$2.1	$2.1
Total Capital	$20.0	$19.9	$20.5	$20.1	$20.1
RWA	$128.6	$131.0	$123.6	$122.5	$130.9
Tier 1 Leverage	11.5%	11.6%	11.9%	11.5%	11.5%
Supplementary Leverage Ratio (SLR) (E)	9.9%	10.0%	10.3%	9.7%	9.6%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$155.0	$152.7	$154.2	$156.6	$157.1
Total Leverage Exposure to calculate SLR	$180.5	$177.5	$178.7	$186.0	$188.3

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (D) (G)
RWA	$130.3	$131.9	$124.7	$123.7	$132.2
Risk-Based Capital (Common Equity Tier 1)	$16.0	$15.6	$16.3	$15.9	$15.9
Risk-Based Capital (Tier 1)	$17.5	$17.2	$17.9	$17.5	$17.5
Common Equity Tier 1 ratio (H)	12.3%	11.8%	13.1%	12.9%	12.0%
Tier 1 Risk-Based Capital Ratio (I)	13.5%	13.0%	14.3%	14.2%	13.2%
Supplementary Leverage Ratio (J)	9.7%	9.7%	10.0%	9.4%	9.3%

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Card billed business (K)
United States	$165.4	$174.4	$164.6	$185.1	$176.3	(6)
Outside the United States	86.9	88.8	86.6	84.2	77.5	12
Worldwide	$252.3	$263.2	$251.2	$269.3	$253.8	(1)
Total cards-in-force (L) (millions)
United States	48.2	47.5	47.1	47.0	57.9	(17)
Outside the United States	63.0	62.4	61.7	61.2	60.7	4
Worldwide	111.2	109.9	108.8	108.2	118.6	(6)
Basic cards-in-force (L) (millions)
United States	38.1	37.4	37.0	37.0	45.1	(16)
Outside the United States	52.2	51.7	51.1	50.5	50.0	4
Worldwide	90.3	89.1	88.1	87.5	95.1	(5)
Average basic Card Member spending (M) (dollars)
United States	$4,859	$5,181	$4,937	$4,672	$4,249	14
Outside the United States	$3,283	$3,401	$3,264	$3,319	$3,082	7
Worldwide	$4,387	$4,647	$4,433	$4,313	$3,952	11
Card Member loans (N)
United States	$56.6	$58.3	$53.9	$53.2	$50.7	12
Outside the United States	$7.0	$7.0	6.7	6.7	6.7	4
Worldwide	$63.6	$65.3	$60.6	$59.9	$57.4	11

Average discount rate (O)	2.45%	2.44%	2.47%	2.43%	2.44%
Average fee per card (dollars) (M)	$48	$47	$49	$42	$40	20

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Worldwide Card Member receivables (N)
Total receivables	$47.6	$47.3	$45.3	$45.2	$44.5	7
Loss reserves (millions):
Beginning balance	$467	$437	$423	$446	$462	1
Provisions (P)	213	200	174	153	169	26
Net write-offs (Q)	(194)	(156)	(159)	(173)	(186)	4
Other (R)	5	(14)	(1)	(3)	1	#
Ending balance	$491	$467	$437	$423	$446	10
% of receivables	1.0%	1.0%	1.0%	0.9%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (S)	1.7%	1.3%	1.4%	1.6%	1.9%
Net write-off rate, excluding GCP (principal and fees) (S)	2.0%	1.5%	1.6%	1.8%	2.1%
30+ days past due as a % of total, excluding GCP	1.5%	1.4%	1.4%	1.3%	1.5%
GCP Net loss ratio (as a % of charge volume) (T)	0.11%	0.10%	0.11%	0.09%	0.08%
GCP 90+ days past billing as a % of total (T)	0.7%	0.9%	0.8%	0.7%	0.7%

Worldwide Card Member loans (N)
Total loans	$63.6	$65.3	$60.6	$59.9	$57.4	11
Loss reserves (millions):
Beginning balance	$1,223	$1,114	$1,091	$1,012	$1,028	19
Provisions (P)	337	404	319	285	227	48
Net write-offs - principal (Q)	(272)	(243)	(250)	(223)	(214)	27
Net write-offs - interest and fees (Q)	(51)	(47)	(48)	(40)	(40)	28
Other (R)	11	(5)	2	57	11	-
Ending balance	$1,248	$1,223	$1,114	$1,091	$1,012	23
Ending reserves - principal	$1,179	$1,160	$1,050	$1,037	$959	23
Ending reserves - interest and fees	$69	$63	$64	$54	$53	30
% of loans	2.0%	1.9%	1.8%	1.8%	1.8%
% of past due	158%	161%	160%	160%	161%
Average loans	$63.9	$62.6	$60.3	$58.8	$57.4	11
Net write-off rate (principal only) (S)	1.7%	1.6%	1.7%	1.5%	1.5%
Net write-off rate (principal, interest and fees) (S)	2.0%	1.9%	2.0%	1.8%	1.8%
30+ days past due loans as a % of total	1.2%	1.2%	1.1%	1.1%	1.1%

Net interest income divided by average loans (U)	9.4%	9.0%	8.8%	8.6%	8.9%
Net interest yield on Card Member loans (U)	10.3%	9.9%	9.8%	9.5%	9.7%

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Income Statement information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q1'17
Non-interest revenues	$1,857	$1,195	$2,271	$1,017	$49	$6,389
Interest income	1,308	235	319	-	81	1,943
Interest expense	146	53	109	(58)	193	443
Total revenues net of interest expense	3,019	1,377	2,481	1,075	(63)	7,889
Total provision	294	66	208	3	2	573
Pretax income (loss)	700	292	630	567	(372)	1,817
Income tax provision (benefit)	231	74	212	204	(141)	580
Net income (loss)	469	218	418	363	(231)	1,237
Q1'16
Non-interest revenues	$2,029	$1,140	$2,190	$1,041	$108	$6,508
Interest income	1,391	227	321	-	66	2,005
Interest expense	140	54	95	(59)	195	425
Total revenues net of interest expense	3,280	1,313	2,416	1,100	(21)	8,088
Total provision	190	71	160	8	5	434
Pretax income (loss)	1,087	255	761	571	(490)	2,184
Income tax provision (benefit)	393	67	276	214	(192)	758
Net income (loss)	694	188	485	357	(298)	1,426
YOY % change
Non-interest revenues	(8)	5	4	(2)	(55)	(2)
Interest income	(6)	4	(1)	-	23	(3)
Interest expense	4	(2)	15	(2)	(1)	4
Total revenues net of interest expense	(8)	5	3	(2)	#	(2)
Total provision	55	(7)	30	(63)	(60)	32
Pretax income (loss)	(36)	15	(17)	(1)	(24)	(17)
Income tax provision (benefit)	(41)	10	(23)	(5)	(27)	(23)
Net income (loss)	(32)	16	(14)	2	(22)	(13)

# - Denotes a variance of more than 100 percent.

See Appendix V for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (V)
	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	Q1'17		Q4'16		Q3'16		Q2'16		Q1'16
Worldwide (W)
Total Billed Business	(1%)	(4%)	(3%)	3%	3%	-		(3%)		(3%)		4%		6%
Proprietary billed business	(2)	(5)	(5)	2	3	(2)		(4)		(5)		3		4
GNS billed business (X)	7	3	10	5	5	6		4		10		11		13
Airline-related volume (9% of Q1'17 worldwide billed business)	1	(3)	(6)	(4)	(4)	2		(1)		(5)		(3)		(2)

United States (W)
Billed Business	(6)	(8)	(9)	2	4	n/	a	n/	a	n/	a	n/	a	n/	a
Proprietary consumer card billed business (Y)	(13)	(14)	(15)	-	4	n/	a	n/	a	n/	a	n/	a	n/	a
Proprietary small business and corporate services billed business (Z)	2	1	(1)	4	5	n/	a	n/	a	n/	a	n/	a	n/	a
T&E-related volume (27% of Q1'17 U.S. billed business)	(5)	(6)	(7)	(1)	1	n/	a	n/	a	n/	a	n/	a	n/	a
Non-T&E-related volume (73% of Q1'17 U.S. billed business)	(7)	(9)	(9)	3	5	n/	a	n/	a	n/	a	n/	a	n/	a
Airline-related volume (8% of Q1'17 U.S. billed business)	(4)	(6)	(11)	(8)	(5)	n/	a	n/	a	n/	a	n/	a	n/	a

Outside the United States (W)
Billed Business	12	7	10	5	2	13		11		11		10		9
Japan, Asia Pacific & Australia ("JAPA") billed business	16	14	22	12	8	14		13		16		13		13
Latin America & Canada ("LACC") billed business	10	1	-	(9)	(14)	9		7		7		6		5
Europe, Middle East & Africa ("EMEA") billed business	7	1	2	3	3	12		9		7		6		8
Proprietary consumer card billed business (X)	8	4	6	4	1	11		10		8		8		8
Proprietary small business and corporate services billed business (Z)	13	7	6	3	(3)	14		11		6		6		4

See Appendix V for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Non-interest revenues	$1,857	$1,927	$1,849	$2,069	$2,029	(8)
Interest income	1,308	1,235	1,178	1,278	1,391	(6)
Interest expense	146	132	125	139	140	4
Net interest income	1,162	1,103	1,053	1,139	1,251	(7)
Total revenues net of interest expense	3,019	3,030	2,902	3,208	3,280	(8)
Provisions for losses	294	363	275	237	190	55
Total revenues net of interest expense after provisions for losses	2,725	2,667	2,627	2,971	3,090	(12)
Expenses
Marketing, promotion, rewards, Card Member services and other	1,297	1,425	1,274	1,369	1,348	(4)
Salaries and employee benefits and other operating expenses	728	761	738	(96)	655	11
Total expenses	2,025	2,186	2,012	1,273	2,003	1
Pretax segment income	700	481	615	1,698	1,087	(36)
Income tax provision	231	130	214	631	393	(41)
Segment income	$469	$351	$401	$1,067	$694	(32)
Effective tax rate	33.0%	27.0%	34.8%	37.2%	36.2%

(Billions, except percentages and where indicated)
Card billed business	$77.5	$84.3	$78.6	$93.4	$89.0	(13)
Total cards-in-force (millions)	33.2	32.7	32.3	31.8	40.9	(19)
Basic cards-in-force (millions)	23.7	23.3	22.9	22.6	28.8	(18)
Average basic Card Member spending (dollars) (M)	$3,297	$3,643	$3,452	$3,417	$3,092	7

Total segment assets	$81.2	$87.4	$79.4	$81.3	$86.3	(6)
Segment capital (AA)	$7.1	$7.2	$7.5	$6.8	$7.4	(4)
Return on average segment capital (AA)	31.9%	34.9%	37.4%	38.9%	31.8%

Card Member receivables: (N)
Total receivables	$10.9	$12.3	$10.1	$10.6	$10.3	6
30+ days past due as a % of total	1.3%	1.2%	1.4%	1.2%	1.4%
Net write-off rate (principal only) (S)	1.5%	1.3%	1.1%	1.3%	1.8%
Net write-off rate (principal and fees) (S)	1.7%	1.5%	1.3%	1.6%	2.0%
Card Member loans: (N)
Total loans	$46.7	$48.8	$44.9	$44.6	$42.4	10
30+ days past due loans as a % of total	1.2%	1.1%	1.1%	1.1%	1.0%
Average loans	$47.2	$46.5	$44.8	$43.5	$42.5	11
Net write-off rate (principal only) (S)	1.7%	1.5%	1.6%	1.5%	1.5%
Net write-off rate (principal, interest and fees) (S)	2.0%	1.8%	1.9%	1.7%	1.7%

Net interest income divided by average loans (U)	9.8%	9.5%	9.4%	9.0%	9.3%
Net interest yield on Card Member loans (U)	10.0%	9.6%	9.5%	9.1%	9.5%

See Appendix V for footnote references

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Non-interest revenues	$1,195	$1,198	$1,205	$1,242	$1,140	5
Interest income	235	230	231	234	227	4
Interest expense	53	52	55	58	54	(2)
Net interest income	182	178	176	176	173	5
Total revenues net of interest expense	1,377	1,376	1,381	1,418	1,313	5
Provisions for losses	66	92	84	78	71	(7)
Total revenues net of interest expense after provisions for losses	1,311	1,284	1,297	1,340	1,242	6
Expenses
Marketing, promotion, rewards, Card Member services and other	505	642	554	500	481	5
Salaries and employee benefits and other operating expenses	514	560	535	567	506	2
Total expenses	1,019	1,202	1,089	1,067	987	3
Pretax segment income	292	82	208	273	255	15
Income tax provision/(benefit)	74	(2)	53	45	67	10
Segment income	$218	$84	$155	$228	$188	16
Effective tax rate	25.3%	(2.4%)	25.5%	16.5%	26.3%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$26.6	$28.1	$26.6	$26.5	$24.7	8
Global Network Services (GNS)	43.4	44.6	$44.8	$43.8	$40.5	7
Total	$70.0	$72.7	$71.4	$70.3	$65.2	7

Total cards-in-force (millions)
Proprietary	15.3	15.0	14.8	15.0	14.8	3
GNS	49.0	48.6	48.1	48.0	47.7	3
Total	64.3	63.6	62.9	63.0	62.5	3

Proprietary basic cards-in-force (millions)	10.5	10.3	10.3	10.3	10.1	4
Average basic Card Member spending (dollars) (M)	$2,542	$2,720	$2,596	$2,609	$2,455	4

Total segment assets	$36.1	$35.7	$34.4	$35.0	$34.3	5
Segment capital (AA)	$2.7	$2.5	$2.7	$2.6	$2.5	8
Return on average segment capital (AA)	26.4%	25.4%	26.4%	25.5%	23.6%

Card Member receivables:
Total receivables	$5.5	$6.0	$5.6	$5.6	$5.6	(2)
30+ days past due as a % of total	1.5%	1.3%	1.5%	1.4%	1.5%
Net write-off rate (principal only) (S)	2.1%	1.8%	2.0%	2.2%	2.2%
Net write-off rate (principal and fees) (S)	2.3%	1.9%	2.2%	2.3%	2.4%
Card Member loans:
Total loans	$6.8	$7.0	$6.7	$6.6	$6.6	3
30+ days past due loans as a % of total	1.7%	1.6%	1.7%	1.7%	1.8%
Average loans	$6.9	$6.8	$6.7	$6.8	$6.8	1
Net write-off rate (principal only) (S)	2.0%	2.0%	2.1%	2.1%	1.9%
Net write-off rate (principal, interest and fees) (S)	2.5%	2.5%	2.6%	2.5%	2.4%

Net interest income divided by average loans (U)	10.6%	10.5%	10.5%	10.4%	10.3%
Net interest yield on Card Member loans (U)	11.1%	11.0%	11.2%	10.8%	10.8%

See Appendix V for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Non-interest revenues	$2,271	$2,297	$2,240	$2,280	$2,190	4
Interest income	319	296	282	310	321	(1)
Interest expense	109	104	98	104	95	15
Net interest income	210	192	184	206	226	(7)
Total revenues net of interest expense	2,481	2,489	2,424	2,486	2,416	3
Provisions for losses	208	171	134	139	160	30
Total revenues net of interest expense after provisions for losses	2,273	2,318	2,290	2,347	2,256	1
Expenses
Marketing, promotion, rewards, Card Member services and other	938	983	808	841	766	22
Salaries and employee benefits and other operating expenses	705	790	753	596	729	(3)
Total expenses	1,643	1,773	1,561	1,437	1,495	10
Pretax segment income	630	545	729	910	761	(17)
Income tax provision	212	163	263	334	276	(23)
Segment income	$418	$382	$466	$576	$485	(14)
Effective tax rate	33.7%	29.9%	36.1%	36.7%	36.3%

(Billions, except percentages and where indicated)
Card billed business	$102.8	$105.1	$100.1	$104.3	$98.5	4
Total cards-in-force (millions)	13.7	13.6	13.6	13.4	15.2	(10)
Basic cards-in-force (millions)	13.7	13.6	13.6	13.4	15.2	(10)
Average basic Card Member spending (dollars) (M)	$7,533	$7,729	$7,386	$7,060	$6,509	16

Total segment assets	$48.3	$46.5	$46.8	$46.2	$46.7	3
Segment capital (AA)	$7.2	$7.0	$7.3	$7.7	$7.2	-
Return on average segment capital (AA)	25.4%	26.4%	28.0%	28.1%	28.0%

Card Member receivables (N)	$31.2	$29.0	$29.6	$29.1	$28.6	9
Card Member loans (N)	$10.0	$9.5	$9.1	$8.7	$8.3	20

Card Member receivables: (N)
Total receivables - GCP (T)	$16.6	$14.8	$15.8	$15.3	$15.4	8
90+ days past billing as a % of total - GCP (T)	0.7%	0.9%	0.8%	0.7%	0.7%
Net loss ratio (as a % of charge volume) - GCP (T)	0.11%	0.10%	0.11%	0.09%	0.08%
Total receivables - Global Small Business Services (GSBS) (AB)	$14.6	$14.3	$13.8	$13.7	$13.2	11
30+ days past due as a % of total - GSBS	1.6%	1.6%	1.5%	1.4%	1.6%
Net write-off rate (principal only) - GSBS (S)	1.8%	1.2%	1.3%	1.6%	1.8%
Net write-off rate (principal and fees) - GSBS (S)	2.0%	1.4%	1.5%	1.9%	2.1%
Card Member loans: (N) (AC)
Total loans - GSBS	$10.0	$9.5	$9.0	$8.6	$8.3	20
30+ days past due as a % of total - GSBS	1.2%	1.1%	1.1%	1.1%	1.0%
Average loans - GSBS	$9.6	$9.3	$8.8	$8.5	$8.1	19
Net write-off rate (principal only) - GSBS (S)	1.6%	1.4%	1.5%	1.3%	1.4%
Net write-off rate (principal, interest and fees) - GSBS (S)	1.8%	1.7%	1.8%	1.6%	1.6%

Net interest income divided by average loans (U)	8.7%	8.3%	8.3%	8.2%	8.8%
Net interest yield on Card Member loans (U)	11.1%	10.6%	10.6%	10.3%	10.5%

See Appendix V for footnote references

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	YOY % change
Non-interest revenues	$1,017	$1,063	$1,044	$1,087	$1,041	(2)
Interest income	-	-	-	1	-	-
Interest expense	(58)	(57)	(60)	(61)	(59)	(2)
Net interest income	58	57	60	62	59	(2)
Total revenues net of interest expense	1,075	1,120	1,104	1,149	1,100	(2)
Provisions for losses	3	4	8	5	8	(63)
Total revenues net of interest expense after provisions for losses	1,072	1,116	1,096	1,144	1,092	(2)
Expenses
Marketing, promotion, rewards, Card Member services and other	32	61	55	58	58	(45)
Salaries and employee benefits and other operating expenses	473	499	470	489	463	2
Total expenses	505	560	525	547	521	(3)
Pretax segment income	567	556	571	597	571	(1)
Income tax provision	204	187	212	224	214	(5)
Segment income	$363	$369	$359	$373	$357	2
Effective tax rate	36.0%	33.6%	37.1%	37.5%	37.5%

Loyalty Coalition revenue	$102	$106	$106	$104	$94	9

(Billions, except percentages and where indicated)
Average discount rate (O)	2.45%	2.44%	2.47%	2.43%	2.44%
Total segment assets	$24.5	$24.3	$23.2	$24.1	$23.7	3
Segment capital (AA)	$2.7	$2.5	$2.3	$2.4	$2.4	13
Return on average segment capital (AA)	59.1%	60.2%	59.9%	61.9%	62.7%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2017	2016	2016	2016	2016
ROE
Net income	$5,219	$5,408	$5,482	$5,606	$5,064
Average shareholders' equity	$20,786	$20,805	$20,969	$21,195	$21,499
Return on average equity (C)	25.1%	26.0%	26.1%	26.4%	23.6%

Reconciliation of ROCE
Net income	$5,219	$5,408	$5,482	$5,606	$5,064
Preferred shares dividends and related accretion	80	80	81	82	83
Earnings allocated to participating share awards and other	42	43	43	44	38
Net income attributable to common shareholders	$5,097	$5,285	$5,358	$5,480	$4,943

Average shareholders' equity	$20,786	$20,805	$20,969	$21,195	$21,499
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$19,202	$19,221	$19,385	$19,611	$19,915
Return on average common equity (C)	26.5%	27.5%	27.6%	27.9%	24.8%

 See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Components of Return on Average Segment Capital (ROSC)
(Millions, except percentages)

	For the Twelve Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2017	2016	2016	2016	2016
U.S. Consumer Services
Segment income	$2,288	$2,513	$2,703	$2,843	$2,390
Average segment capital (AA)	$7,184	$7,204	$7,235	$7,318	$7,514
Return on average segment capital (AA)	31.9%	34.9%	37.4%	38.9%	31.8%

International Consumer and Network Services
Segment income	$685	$655	$711	$711	$676
Average segment capital (AA)	$2,592	$2,577	$2,695	$2,790	$2,861
Return on average segment capital (AA)	26.4%	25.4%	26.4%	25.5%	23.6%

Global Commercial Services
Segment income	$1,842	$1,909	$2,014	$2,016	$1,990
Average segment capital (AA)	$7,262	$7,237	$7,202	$7,170	$7,107
Return on average segment capital (AA)	25.4%	26.4%	28.0%	28.1%	28.0%

Global Merchant Services
Segment income	$1,464	$1,458	$1,453	$1,491	$1,487
Average segment capital (AA)	$2,478	$2,420	$2,425	$2,409	$2,371
Return on average segment capital (AA)	59.1%	60.2%	59.9%	61.9%	62.7%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Net Interest Yield on Card Member Loans
(Millions, except percentages and where indicated)

	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Consolidated
Net interest income	$1,500	$1,408	$1,334	$1,449	$1,580
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	252	238	261	247	238
Interest income not attributable to the Company's Card Member loan portfolio	(130)	(94)	(104)	(102)	(103)
Adjusted net interest income (AD)	$1,622	$1,552	$1,491	$1,594	$1,715
Average loans including Held for Sale (billions)	$63.9	$62.6	$60.3	$67.6	$70.8
Net interest income divided by average loans (AE)	9.4%	9.0%	8.8%	8.6%	8.9%
Net interest yield on Card Member loans (AF)	10.3%	9.9%	9.8%	9.5%	9.7%

U.S. Consumer Services
Net interest income	$1,162	$1,103	$1,053	$1,139	$1,251
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	23	21	20	20	19
Interest income not attributable to the Company's Card Member loan portfolio	(18)	(8)	(6)	(5)	(5)
Adjusted net interest income (AD)	$1,167	$1,116	$1,067	$1,154	$1,265
Average loans including Held for Sale (billions)	$47.2	$46.5	$44.8	$50.8	$53.8
Net interest income divided by average loans (AE)	9.8%	9.5%	9.4%	9.0%	9.3%
Net interest yield on Card Member loans (AF)	10.0%	9.6%	9.5%	9.1%	9.5%

International Consumer and Network Services
Net interest income	$182	$178	$176	$176	$173
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	10	11	12	10	11
Interest income not attributable to the Company's Card Member loan portfolio	$(3)	-	-	(4)	(3)
Adjusted net interest income (AD)	$189	$189	$188	$182	$181
Average loans (billions)	$6.9	$6.8	$6.7	$6.8	$6.8
Net interest income divided by average loans (AE)	10.6%	10.5%	10.5%	10.4%	10.3%
Net interest yield on Card Member loans (AF)	11.1%	11.0%	11.2%	10.8%	10.8%

Global Commercial Services
Net interest income	$210	$193	$184	$206	$226
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	83	81	79	80	72
Interest income not attributable to the Company's Card Member loan portfolio	(27)	(26)	(28)	(29)	(28)
Adjusted net interest income (AD)	$266	$248	$235	$257	$270
Average loans including Held for Sale (billions)	$9.7	$9.3	$8.8	$10.0	$10.3
Net interest income divided by average loans (AE)	8.7%	8.3%	8.3%	8.2%	8.8%
Net interest yield on Card Member loans (AF)	11.1%	10.6%	10.6%	10.3%	10.5%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Reconciliations of Adjustments
(Millions, except percentages, per share information and where indicated)

	Q1'17	Q1'16	YOY % Change	Q4'16	Q4'15	YOY % Change
Adjusted Total Revenues Net of Interest Expense
Total revenues net of interest expense	$7,889	$8,088	(2)	$8,022	$8,391	(4)
Estimated Costco-related revenues (AG)	-	662		-	757
Adjusted Total revenues net of interest expense	$7,889	$7,426	6	$8,022	$7,634	5
FX-adjusted adjusted Total revenues net of interest expense (V)	$7,889	$7,401	7	$8,022	$7,535	6

See Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $10 million, $6 million, $9 million, $17 million and $11 million in Q1'17, Q4'16, Q3'16, Q2'16 and Q1'16, respectively, and (ii) dividends on preferred shares of $21 million, $19 million, $21 million, $19 million and $21 million in Q1'17, Q4'16, Q3'16, Q2'16 and Q1'16, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)
These ratios represent preliminary estimates for the current period as of the date of First Quarter 2017 Earnings Release and may be revised in the Company’s 2017 Form 10-Q for period ended March 31, 2017.

(E)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company’s current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company’s business changes.

(H)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(I)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(J)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote E for a definition of Total Leverage Exposure).

(K)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(L)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12-month period.

(M)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(N)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification through the sale completion dates.

(O)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(P)	Provisions for principal, interest and/or fee reserve components.
(Q)	Consists of principal, interest and/or fees, less recoveries.
(R)
Card Member loans includes reserves of $60 million and $7 million in Q2’16 and Q1’16, respectively, related to loan balances of $245 million and $20 million, in the same respective periods, reclassified from HFS to held for investment.  In addition, Other includes foreign currency translation adjustments and other items for all periods.

(S)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(T)	GCP includes global, large and middle markets corporate accounts.
(U)
See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(V)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q1'17 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(W)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(X)	Included in ICNS.
(Y)	Included in USCS.
(Z)	Included in GCS.
(AA)
Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.  Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Refer to Appendix II for components of return on average segment capital.

(AB)	GSBS includes small business in the U.S. and international small business services.
(AC)
International GSBS Card Member loans and associated credit metrics continue to be reported within the international consumer business, in the ICNS segment, due to certain system limitations.  These loans are insignificant to both ICNS and GCS.

(AD)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(AE)
This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(AF)
Net interest yield on Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AG)
Represents estimated Discount revenue from Costco in the U.S. for spend on American Express cards and from other merchants for spend on the Costco cobrand card as well as Other fees and commissions and Interest income from Costco cobrand Card Members.